EXHIBIT 99.1


                              LETTER OF TRANSMITTAL
                                       FOR
                            TENDER OF ALL OUTSTANDING
                      5.50% SENIOR NOTES, SERIES A DUE 2013
                                 IN EXCHANGE FOR
                      5.50% SENIOR NOTES, SERIES B DUE 2013
                                       OF
                             AEP TEXAS NORTH COMPANY

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON ____________, 2003 (THE "EXPIRATION DATE")
                   UNLESS EXTENDED BY AEP TEXAS NORTH COMPANY.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT (THE "EXCHANGE AGENT") IS:

                                 BANK ONE, N.A.

             FOR DELIVERY BY REGULAR, REGISTERED OR CERTIFIED MAIL;
                          HAND OR OVERNIGHT DELIVERY:

                                 Bank One, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240
               Attention: Corporate Trust Operations Exchange Unit

      BY FACSIMILE TRANSMISSION (FOR ELIGIBLE GUARANTOR INSTITUTIONS ONLY):

                                 (614) 248-9987
               Attention: Corporate Trust Operations Exchange Unit

                              FOR INFORMATION CALL:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit

                         FOR CONFIRMATION BY TELEPHONE:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       The undersigned acknowledges receipt of the Prospectus dated ____________, 2003 (the "Prospectus") of AEP Texas North Company (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 5.50% Senior Notes, Series B due 2013, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Notes") for each of its outstanding 5.50% Senior Notes, Series A due 2013 (the "Outstanding Notes" and, together with the Exchange Notes, the "Notes") from the holders thereof.

       The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to certain covenants regarding registration under the Securities Act.

       Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

       YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

       The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

       List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE PRINCIPAL
                                                                                       AMOUNT REPRESENTED BY
          NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         CERTIFICATE               OUTSTANDING            PRINCIPAL AMOUNT
                          (PLEASE FILL IN)                         NUMBER(S)*              CERTIFICATES**             TENDERED**
------------------------------------------------------------------------------------------------------------------------------------

                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------
                                     TOTAL:
------------------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2.
--------------------------------------------------------------------------------

       Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

       Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC").

[-] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING

Name of Tendering Institution(s)
                                ------------------------------------------------

The Depository Trust Company Account Number
                                           -------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

[-] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------

Window Ticket Number (if any)
                             ---------------------------------------------------

Name of Eligible Guarantor Institution that Guaranteed Delivery
                                                               -----------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------

If Delivered by Book-Entry Transfer:

Name of Tendering Institution
                              --------------------------------------------------

Account Number
               -----------------------------------------------------------------

Transaction Code Number
                        --------------------------------------------------------

[-] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

[-] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

[-] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name
     ---------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

       If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

       Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

       The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations set forth in the Registration Rights Agreement, dated as of February 1, 2003, among the Company, Lehman Brothers Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., UBS Warburg LLC, ABN AMRO Incorporated, Barclays Capital Inc., BNY Capital Markets, Inc., McDonald Investments Inc. and TD Securities (USA) Inc. (the "Registration Rights Agreement"), and that the Company shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

       The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer - Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer - Certain Conditions to the Exchange Offer" occur.

       The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes.

       By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

       Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to EXXON CAPITAL HOLDINGS CORPORATION (available April 13,
1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

       All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

       Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

       The undersigned, by completing the box entitled "Description of Outstanding Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.


                          TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

       MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OUTSTANDING NOTES HEREBY TENDERED OR IN WHOSE NAME OUTSTANDING NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

================================================================================



--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Date
    ----------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------
                                      (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
        ------------------------------------------------------------------------
                                  (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
                                   ---------------------------------------------

Taxpayer Identification No.
                           -----------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature
                    ------------------------------------------------------------

Dated
     ---------------------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address of Firm
               -----------------------------------------------------------------
                                    (INCLUDE ZIP CODE)

Area Code and Telephone No.
                           -----------------------------------------------------


================================================================================

__________________________________________________________________    _____________________________________________________________
                     SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 3 AND 4)                                           (SEE INSTRUCTIONS 3 AND 4)

       To be completed ONLY if Exchange Notes or Outstanding Notes    To be completed ONLY if Exchange Notes or Outstanding Notes
not tendered are to be issued in the name of someone other than       not tendered are to be sent to someone other than the
the registered holder of the Outstanding Notes whose name(s)          registered holder of the Outstanding Notes whose name(s)
appear(s) above.                                                      appear(s) above, or such registered holder(s) at an address other than that shown above.


Issue:    [ ] Outstanding Notes not tendered to:                      Mail:    [ ]  Outstanding Notes not tendered to:
          [ ] Exchange Notes to:                                               [ ]  Exchange Notes to:

Name(s)  _________________________________________________________    Name(s)  ____________________________________________________
                            (PLEASE PRINT)                                                       (PLEASE PRINT)

Address  _________________________________________________________    Address  ____________________________________________________

__________________________________________________________________    _____________________________________________________________
                          (INCLUDE ZIP CODE)                                                   (INCLUDE ZIP CODE)


Daytime Area Code and Telephone No. ______________________________    Area Code and Telephone No. _________________________________

__________________________________________________________________    _____________________________________________________________


Tax Identification No. ___________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

       A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

       Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

       DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

       THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

       Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution either a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, or a properly transmitted agent's message relating to guaranteed delivery, setting forth the name and address of the tendering holder, the names in which such Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal or an agent's message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter or facsimile transmission, all as provided in the Prospectus.

       No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2. PARTIAL TENDERS; WITHDRAWALS.

       If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled "Description of Outstanding Notes Tendered Herewith." A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

       If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

       To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Outstanding Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee as provided in the Prospectus). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

       Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer-Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEES OF SIGNATURES.

       If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

       If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

       If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

       When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include any entity whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

       If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.

       If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

       Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

       Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

       Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. TRANSFER TAXES.

       Except as set forth in this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes are to be issued or delivered to, or if Outstanding Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. WAIVER OF CONDITIONS.

       The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

       Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8. SUBSTITUTE FORM W-9

       Each holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a correct taxpayer identification number

("TIN") (generally the holder's Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Outstanding Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

       Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

10. IRREGULARITIES

       All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders of incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

       IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


                            IMPORTANT TAX INFORMATION

       Under federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Exchange Notes may be subject to a 28% back-up withholding tax.

       Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

       If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

       To prevent backup withholding on any payment made to a holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Exchange Notes, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

       The holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     PAYER'S NAME: AEP TEXAS NORTH COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
                                        PART 1-PLEASE PROVIDE YOUR TIN IN THE
                                        BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                        DATING BELOW.
                                                                                         ------------------------------------------
SUBSTITUTE                                                                                                  Name

FORM W-9
DEPARTMENT OF THE                                                                        ------------------------------------------
TREASURY                                                                                           Social Security Number
INTERNAL REVENUE SERVICE                                                                                     OR

PAYER'S REQUEST
FOR TAXPAYER                                                                             ------------------------------------------
IDENTIFICATION                                                                                 Employer Identification Number
NUMBER (TIN)

                                                                                         ------------------------------------------
                                                                                         PART 3--
                                                                                         Awaiting TIN [ ]
                                        -------------------------------------------------------------------------------------------

                                        PART 2-CERTIFICATION-Under the penalties of perjury, I certify that:

                                        (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                                        (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                        (3)  I am a U.S. person (including a U.S. resident alien).
                                        -------------------------------------------------------------------------------------------
                                        CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the
                                        IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                        -------------------------------------------------------------------------------------------
                                        The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGN HERE                 ->            SIGNATURE _________________________________________________________________________________

                                        DATE ______________________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.


SIGNATURE ________________________________________  DATE________________________


--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

------------------------------------------------------------------ -----------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:              GIVE THE                    FOR THIS TYPE OF ACCOUNT:                GIVE THE
                                       SOCIAL SECURITY                                                      SOCIAL SECURITY
                                       NUMBER OF--                                                          NUMBER OF--
------------------------------------------------------------------ -----------------------------------------------------------------
1. Individual                          The individual              6.  Sole proprietorship                  The owner(3)

2. Two or more individuals (joint      The actual owner of the     7.  A valid trust, estate, or pension    The legal entity(4)
   account)                            account or, if combined         trust
                                       fund, the first individual
                                       on the account.(1)

3. Custodian account of a minor        The minor(2)                8.  Corporate                            The corporation (Uniform
                                                                                                            Gift to Minors Act)

4. a. The usual revocable savings      The grantor-trustee(1)      9.  Association, club, religious,        The organization
      trust account (grantor is also                                   charitable, educational, or other
      trustee)                                                         tax-exempt organization account
   b. So-called trust that is not a    The actual owner(1)         10. Partnership                          The partnership
      legal or valid trust under
      state law

5. Sole proprietorship                 The owner(3)                11. A broker or registered nominee       The broker or nominee
                                                                   12. Account with the Department of       The public entity
                                                                       Agriculture in the name of
                                                                       a public entity (such as a
                                                                       state or local government,
                                                                       school district, or prison)
                                                                       that receives agricultural
                                                                       program payments
------------------------------------------------------------------ -----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2


OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:

     o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

     o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

     o An international organization or any agency or instrumentality thereof.

     o A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

     o    A corporation.

     o    A financial institution.

     o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under Section 584(a).

     o An entity registered at all times during the tax year under the Investment Company Act of 1940. o A middleman known in the investment community as a nominee or custodian. o A futures commission merchant registered with the Commodity Futures Trading Commission.

     o    A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

     o    Payments to nonresident aliens subject to withholding under Section
          1441.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Section 404(k) payments made by an ESOP.


Payments of interest generally exempt from backup withholding include:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

     o    Payments described in Section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under Section 1451.

     o    Payments made by certain foreign organizations.

     o    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.